Exhibit 99.1

For Immediate Release Contact: Erik Randerson, CFA Conversant, Inc. 818.575.4540

CONVERSANT ANNOUNCES FIRST QUARTER 2014 RESULTS
Westlake Village, CA - May 6, 2014 - Conversant, Inc. (NASDAQ: CNVR) today reported financial results for the first quarter ended March 31, 2014.

“The Conversant team delivered solid execution in Q1, resulting in our highest quarterly revenue growth in four quarters,” said John Giuliani, president and CEO of Conversant. "The enthusiastic response to our rebrand campaign and newly unified offerings validates our strategic focus on personalized digital marketing across channels and devices."

Giuliani added, "Our recent acquisition of digital video technology company, SET Media, further strengthens our personalization capabilities and accelerates our investment in the high-growth video advertising market."

Q1 Results Summary
In millions, except percentages and per share amounts	Q1 2014	Q1 2013	% Change
Revenue	$145.9	$134.5	8%
Adjusted EBITDA(1)	$48.5	$50.4	(4)%
GAAP Net Income from Continuing Operations	$20.1	$23.4	(14)%
Non-GAAP Net Income(1)	$27.0	$29.1	(7)%
GAAP Net Income from Continuing Operations Per Diluted Common Share	$0.29	$0.30	(3)%
Non-GAAP Net Income Per Diluted Common Share(1)	$0.39	$0.38	3%
(1) Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Common Share are Non-GAAP measures and are described below and reconciled to their most comparable GAAP measures.

Q1 2014 Financial Summary

•	Revenue was $145.9 million, an increase of 8% year-over-year.

•
Adjusted EBITDA was $48.5 million, a decrease of 4% year-over-year. The year-over-year decrease reflects, among other factors, approximately $3.0 million in one-time rebranding costs and an operating loss from SET Media of approximately $1.0 million following the February 2014 acquisition.

•	Adjusted EBITDA margin decreased to 33.2% from 37.5% in the first quarter of 2013.

•	Non-GAAP net income per diluted common share was $0.39, an increase of 3% year-over-year.

•	GAAP net income from continuing operations per diluted common share was $0.29, a decrease of 3% year-over-year.

Recent Business Highlights

•
Conversant appointed Oded Benyo to serve as president of the Company's European operations. Benyo formerly led Conversant's enterprise operations in the U.S., where he was instrumental in integrating client operations across business lines.

•
The Company achieved early progress integrating the SET Media acquisition by creating a technology framework to combine SET Media's contextual targeting platform with Conversant's more than 200 million anonymous consumer profiles.

•	The Company has increased its headcount by approximately 7% since December 31, 2013 to accelerate its growth initiatives.

Cash Flows

•
Free cash flow for the quarter ended March 31, 2014 was $38.6 million. The decrease year-over-year was attributable to the former Owned & Operated ("O&O") Websites segment cash flows being included in the year-ago period as well as a smaller impact from working capital changes in the current year period. (The Company defines free cash flow as net cash provided by operating activities less capital expenditures.)

•	Free cash flow for the trailing 12 month period ended March 31, 2014 was $155.4 million.

Stock Repurchases

•	Conversant repurchased 758,000 common shares at an average cost of $24.60 per share during the first quarter ended March 31, 2014.

•	Subsequent to the quarter end and through May 6, 2014, the Company has repurchased an additional 792,000 shares at an average cost of $25.03 per share.

•	As of May 6, 2014 the remaining availability under the Company’s stock repurchase authorization was $61.5 million.

Balance Sheet

•	The Company returned to a net positive cash position as of March 31, 2014, with cash and cash equivalents of $90.4 million and total debt of $60.0 million.

Conversant Segment Financial Summary
In millions, except percentages	Q1 2014	Q1 2013	% Change

Affiliate Marketing Revenue	$42.5	$38.3	11%
Media Revenue	103.5	96.3	7%
Consolidated Revenue	$145.9	$134.5	8%

Affiliate Marketing Income from Operations	$26.1	$22.9	14%
Media Income from Operations	29.1	31.3	(7)%
Total Segment Income from Operations	$55.2	$54.2	2%

Q1 2014 Segment Results Summary

•	Affiliate marketing segment revenue was $42.5 million, an increase of 11% year-over-year.

•	Media segment revenue was $103.5 million, an increase of 7% year-over-year.

•	Media segment income from operations decreased due to increased marketing spending in connection with Conversant’s rebranding in Q1 2014 and the operating loss incurred by SET Media.

Q2 2014 Business Outlook

Conversant's financial guidance for the second quarter of 2014 is presented in the following tables. Results for the second quarter of 2013 are provided as a basis for comparison and have been recast to reflect the reclassification of the Company's former O&O Websites segment to discontinued operations.

"Our second quarter guidance implies fairly consistent revenue growth with the first quarter and reflects the significant investments we are making in our people and products,” said John Pitstick, Chief Financial Officer of Conversant. “The mid-point of our earnings guidance for Q2 reflects approximately $10 million of additional cash operating expenses as compared to the year ago period.”

Consolidated Financial Outlook	Q2 2014 Guidance	Q2 2013 Actual Results
Revenue	$135 - $140 million	$128.1 million
Adjusted EBITDA	$42 - $44 million	$46.8 million
Mid-Point Adjusted EBITDA Margin	31.3%	36.5%
Non-GAAP net income per diluted common share	$0.34 - $0.35	$0.16(1)
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.10)	$(0.08)
GAAP net income from continuing operations per diluted common share	$0.24 - $0.25	$0.08(1)
(1) Q2 2013 Non-GAAP and GAAP net income per diluted common share were negatively impacted by an impairment charge on a note receivable equivalent to approximately $0.18 per share.
Segment Revenue Assumptions	Q2 2014 Guidance	Q2 2013 Actual Results
Affiliate Marketing Segment Revenue	$39.5 - $40.5 million	$36.6 million
Media Segment Revenue	$95.5 - $99.5 million	$91.5 million

Additional Guidance Assumptions

Conversant's second quarter 2014 guidance assumes: stock-based compensation of $5.3 million; amortization of intangible assets of $6.1 million ($2.5 million of which will be included in cost of revenue); net interest and other expense of $0.5 million; a 40% effective tax rate; and 67.8 million diluted shares outstanding.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding Conversant’s financial results, Conversant has disclosed in the tables below and elsewhere in this press release Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share. Each of these Non-GAAP measures is defined within the following section of this press release and reconciled to their most comparable GAAP financial measure. Investors should not consider these Non-GAAP measures in isolation or as a substitute for GAAP financial measures. Conversant’s definition of Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share may not necessarily be directly comparable to similarly titled Non-GAAP measures employed by other companies.

Q1 2014 Conference Call and Webcast Today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)

Conversant management will host a conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today to discuss its financial and operating results for the first quarter of 2014. A live webcast of the conference call, along with a financial highlights presentation containing supplemental information, will be available on Conversant’s investor relations website at http://ir.conversantmedia.com. A replay of the webcast will be available through the same link beginning approximately two hours after the completion of the live call.

To access the live conference call by telephone, interested parties should dial 888-240-9378
(for domestic participants) or 913-312-0377 (for international participants) at least 10 minutes prior to the start time and use conference ID 1633876. A telephonic replay of the conference call will be available from 7:30 p.m. Eastern Time on May 6, 2014 until 7:30 p.m. Eastern Time on May 13, 2014. To access the replay, interested parties should dial 888-203-1112
(for domestic participants) and 719-457-0820 (for international participants) and the conference ID 1633876.

About Conversant

Conversant, Inc. (NASDAQ: CNVR) is the leader in personalized digital marketing. Conversant helps the world’s biggest companies grow by creating personalized experiences that deliver higher returns for brands and greater satisfaction for people. We offer a fully integrated personalization platform, personalized media programs and the world's largest affiliate marketing network - all fueled by a deep understanding of what motivates people to engage, connect and buy. For more information, please visit www.conversantmedia.com.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under "Risk Factors" and elsewhere in filings with the Securities and Exchange Commission made from time to time by Conversant, including, but not limited to: its annual report on Form 10-K filed on March 3, 2014; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Conversant undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor Contact:
Erik Randerson, CFA
818-575-4540
eranderson@conversantmedia.com

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended March 31,
	2014	2013
	(Unaudited)
Revenue	$145,913	$134,483
Cost of revenue	47,220	42,330
Gross profit	98,693	92,153
Operating expenses:
Sales and marketing (Note 1)	26,515	21,063
General and administrative (Note 1)	17,870	16,593
Technology (Note 1)	15,972	13,623
Amortization of intangible assets acquired in business combinations	4,538	3,551
Total operating expenses	64,895	54,830
Income from operations	33,798	37,323
Interest and other income (expense), net	(264)	(406)
Income before income taxes	33,534	36,917
Income tax expense	13,452	13,538
Net income from continuing operations	20,082	23,379
Net income from discontinued operations	155	2,904
Gain on sale, net of tax	34,226	—
Net income	$54,463	$26,283

Net income from continuing operations per common share - basic	$0.30	$0.31
Net income from continuing operations per common share - diluted	$0.29	$0.30
Net income per common share - basic	$0.81	$0.35
Net income per common share - diluted	$0.79	$0.34
Weighted-average shares used to compute net income per common share - basic	67,087	75,648
Weighted-average shares used to compute net income per common share - diluted	68,727	77,567

Note 1 - Includes stock-based compensation as follows:
	Three-month Period
	Ended March 31,
	2014	2013
	(Unaudited)
Sales and marketing	$1,161	$1,158
General and administrative	2,403	2,254
Technology	1,185	1,105
Total stock-based compensation	$4,749	$4,517

CONVERSANT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$90,444	$81,319
Accounts receivable, net	131,558	148,738
Other current assets	58,707	18,510
Assets held for sale	—	32,802
Total current assets	280,709	281,369

Assets held for sale, less current portion	—	55,642
Property and equipment, net	27,356	28,006
Goodwill	402,254	388,922
Intangible assets, net	51,754	48,501
Other assets	2,770	15,335
TOTAL ASSETS	$764,843	$817,775

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	111,799	130,529
Borrowings under credit facility, less current portion	60,000	140,000
Other non-current liabilities	43,838	33,645
Liabilities related to assets held for sale	—	8,704
Total liabilities	215,637	312,878
Total stockholders' equity	549,206	504,897
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$764,843	$817,775

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three-month Period Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$54,463	$26,283
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,924	9,709
Non-cash, stock-based compensation	4,749	4,797
Provision for doubtful accounts and sales credits	1,057	1,760
Gain on sale of business	(34,226)	—
Amortization of discount on note receivable	—	(570)
Deferred income taxes	1,020	1,210
Tax benefit from stock-based awards	2,235	2,245
Excess tax benefit from stock-based awards	(2,237)	(2,399)
Changes in operating assets and liabilities, excluding business acquisitions	3,306	6,430
Net cash provided by operating activities	40,291	49,465

Cash flows from investing activities:
Purchases of property and equipment	(1,738)	(1,401)
Principal payments received on note receivable	—	1,005
Proceeds from the sale of business, net of cash divested	72,813	—
Payments for acquisitions, net of cash acquired	(24,286)	—
Net cash provided by (used in) investing activities	46,789	(396)

Cash flows from financing activities:
Proceeds from borrowings under credit agreement	55,000	—
Repayments under credit agreement	(135,000)	(62,500)
Repurchases and retirement of common stock	(18,673)	—
Proceeds from shares issued under employee stock programs	3,438	5,835
Excess tax benefit from stock-based awards	2,237	2,399
Net cash used in financing activities	(92,998)	(54,266)

Effect of exchange rate changes on cash and cash equivalents	110	(2,307)
Effect on cash and cash equivalents from discontinued operations	14,933	—
Net increase (decrease) in cash and cash equivalents	9,125	(7,504)

Cash and cash equivalents, beginning of period	81,319	136,638
Cash and cash equivalents, end of period	90,444	129,134

CONVERSANT, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2014	2013
	(Unaudited)
Net income from continuing operations	$20,082	$23,379
Interest and other (income) expense, net	264	406
Income tax expense	13,452	13,538
Amortization of acquired intangible assets included in cost of revenue	2,309	1,985
Amortization of acquired intangible assets included in operating expenses	4,538	3,551
Depreciation and leasehold amortization	3,068	2,999
Stock-based compensation	4,749	4,517
Adjusted EBITDA	$48,462	$50,375

Note 1 - “Adjusted EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted EBITDA, as defined above, may not be similar to adjusted EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2014	2013
	(Unaudited)
Net income from continuing operations	$20,082	$23,379
Stock-based compensation	4,749	4,517
Amortization of acquired intangible assets included in cost of revenue	2,309	1,985
Amortization of acquired intangible assets included in operating expenses	4,538	3,551
Tax impact of above items	(4,681)	(4,302)
Non-GAAP net income	$26,997	$29,130
Non-GAAP net income per diluted common share	$0.39	$0.38
Weighted-average shares used to compute non-GAAP net income per diluted common share	68,727	77,567

Note 1 - “Non-GAAP net income per diluted common share” (GAAP net income from continuing operations per diluted common share before the impact of stock-based compensation and amortization of intangible assets) included in this press release is a non-GAAP financial measure.

Non-GAAP net income per diluted common share, as defined above, may not be similar to non-GAAP net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP net income per diluted common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP net income per diluted common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period
	Ended March 31,
	2014	2013
	(Unaudited)
Affiliate Marketing:
Revenue	$42,464	$38,311
Cost of revenue	4,543	4,562
Gross profit	37,921	33,749
Operating expenses	11,809	10,824
Segment income from operations	$26,112	$22,925

Media:
Revenue	$103,462	$96,256
Cost of revenue	40,363	35,839
Gross profit	63,099	60,417
Operating expenses	33,970	29,094
Segment income from operations	$29,129	$31,323

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$55,241	$54,248
Corporate expenses	(9,847)	(6,872)
Stock-based compensation	(4,749)	(4,517)
Amortization of acquired intangible assets included in cost of revenue	(2,309)	(1,985)
Amortization of acquired intangible assets included in operating expenses	(4,538)	(3,551)
Consolidated income from operations	$33,798	$37,323

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$42,464	$38,311
Media	103,462	96,256
Inter-segment eliminations	(13)	(84)
Consolidated revenue	$145,913	$134,483